Collaboration Cost for Sales Partners	12 Months Ended
Dec. 31, 2022
Collaboration Cost for Sales Partners [Abstract]
Collaboration cost for sales partners
21	Collaboration cost for sales partners

The Group started to develop a new collaboration model in December 2018. Under such model, the Group collaborates with sales partners who are dedicated to introduce the Group and its loan services to prospective borrowers. The unique feature of this collaboration model is that the sales partners will be required to deposit an amount equal to 10% - 25% of the loans issued to the borrowers introduced by them. In return, the Group will pay collaboration cost as sales incentives to the sales partners.